Exhibit 99.1

Petros Pharmaceuticals, Inc. Engages Massachusetts General Hospital in a Sponsored Research Agreement for Tissue-Specific Oxygenation Sensor Technology

Sensor Measures Oxygen Levels Within Specific Human Tissue, Potentially Allowing Biosensor Feedback of Erectile Device Therapy

New York – April 26, 2022 – Petros Pharmaceuticals, Inc. (Petros, Nasdaq: PTPI), a leading provider of therapeutics for men’s health, today announces it has entered into a Sponsored Research Agreement (SRA) and an Option Agreement with the Wellman Center of Massachusetts General Hospital (“Mass General”), an affiliate of Harvard Medical School. Under the agreement, researchers will evaluate incorporating the use of a tissue-specific oxygenation sensor with the goal of monitoring and understanding the success of Erectile Device Therapy. Accompanying the Sponsored Research Agreement, Petros will enter into an Agreement for an option to negotiate an exclusive license of the tissue-specific oxygenation sensor within specific human tissues. The Company plans to apply the technology to potentially enhance its existing erectile device therapy.

“We believe what Mass General has developed is a truly landmark achievement in immediate and highly-targeted bio-sensor feedback technology,” said Fady Boctor, Petros Pharmaceuticals’ President and Chief Commercial Officer. “This relationship with the Wellman Center at Mass General has the potential to empower the male patient with innovative technology to enhance at-home therapy in the area of erectile dysfunction by demonstrating the effectiveness of external devices in an additional non-invasive context.”

Both mobile and consumer-friendly, the sensor technology is intended to offer the men’s health space the opportunity to enhance at-home penile therapy with bio-sensor feedback, which can inform both the patient and the practitioner of results in real time.

About Petros Pharmaceuticals

Petros Pharmaceuticals is committed to the goal of becoming a world-leading specialized men's health company by identifying, developing, acquiring, and commercializing innovative therapeutics for men's health issues including, but not limited to erectile dysfunction, endothelial dysfunction, psychosexual and psychosocial ailments, Peyronie's disease, hormone health and substance use disorders.

Cautionary Note Regarding Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon Petros Pharmaceuticals, Inc.’s (“Petros,” “we,” “our,” “us” or the “Company”) management’s assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as “intend,” “develop,” “goal,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of risks and uncertainties, including, without limitation, Petros’ ability to execute on its business strategy, including its plans to develop and commercialize its product candidates; Petros’ ability to comply with obligations as a public reporting company; the ability of Petros to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; the risk that the financial performance of Petros may not be as anticipated by the merger transactions that resulted in the Company’s creation; risks resulting from Petros’ status as an emerging growth company, including that reduced disclosure requirements may make shares of Petros common stock less attractive to investors; risks related to Petros’ ability to continue as a going concern; risks related to Petros’ dependence on the commercialization of a single product, Stendra®, and on a single distributor thereof; risks related to Petros’ commercial supply agreement with Vivus; and risks related to Petros’ ability to obtain regulatory approvals for, or market acceptance of, any of its products or product candidates. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in the Company’s periodic reports and in other filings that the Company has filed, or may file, with the U.S. Securities and Exchange Commission (the “SEC”) under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere. The Company cautions readers that the forward-looking statements included in this press release represent our beliefs, expectations, estimates and assumptions only as of the date of hereof and are not intended to give any assurance as to future results. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events, a change in our views or expectations or otherwise, except as required by federal securities laws.

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CONTACTS:

Investors:

CORE IR

ir@petrospharma.com

Media:

Jules Abraham

CORE IR

917-885-7378

pr@coreir.com